UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15

(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021 (May 25, 2021)

DYNAMICS SPECIAL PURPOSE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2875 El Camino Real Redwood City, California,	94061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 212-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DYNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 28, 2021, Dynamics Special Purpose Corp. (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 shares of Class A common stock (the “Shares”). The Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $230,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 715,500 shares of Class A common stock (the “Private Placement Shares”) to Dynamics Sponsor LLC at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $7,155,000.

A total of $230,000,000, comprised of $225,400,000 of the net proceeds from the IPO, which includes $8,050,000 of the underwriters’ deferred discount, and $4,600,000, representing part of the proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Further, in connection with the IPO, the Company entered into or adopted the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-255930):

•	An Underwriting Agreement, dated May 25, 2021, between the Company and J.P. Morgan Securities LLC.

•	The Amended and Restated Certificate of Incorporation of the Company, dated May 24, 2021.

•	A Letter Agreement, dated May 25, 2021, among the Company and its officers and directors and Fintech Acquisition LLC.

•	An Investment Management Trust Agreement, dated May 25, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration and Stockholder Rights Agreement, dated May 25, 2021, among the Company and certain security holders.

•	A Private Placement Shares Purchase Agreement, dated May 25, 2021, between the Company and Dynamics Sponsor LLC

•

Indemnity Agreements, each dated May 25, 2021, between the Company and each of its executive officers and directors, all substantially in the form as previously filed with the Company’s registration statement (File No. 333-255930).

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits respectively.

Item 8.01	Other Events

On May 25, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 25, 2021, between the Company and J.P. Morgan Securities LLC.

3.1	First Amended and Restated Certificate of Incorporation of the Company.

10.1	Letter Agreement, dated May 25, 2021 among the Company and its officers, directors and Dynamics Sponsor LLC.

10.2	Investment Management Trust Agreement, dated May 25, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 25, 2021, between the Company and certain security holders.

10.4	Private Placement Shares Purchase Agreement, dated May 25, 2021 between the Company and Dynamics Sponsor LLC.

10.5	Administrative Services Agreement, dated May 25, 2021, between the Company and Dynamics Sponsor LLC.

10.6	Indemnity Agreement, dated May 25, 2021, between the Company and Mostafa Ronaghi.

10.7	Indemnity Agreement, dated May 25, 2021, between the Company and Omid Farokhzad.

10.8	Indemnity Agreement, dated May 25, 2021, between the Company and Mark Afrasiabi.

10.9	Indemnity Agreement, dated May 25, 2021, between the Company and Rowan Chapman.

10.10	Indemnity Agreement, dated May 25, 2021, between the Company and David Epstein.

10.11	Indemnity Agreement, dated May 25, 2021, between the Company and Dipchand Nishar.

10.12	Indemnity Agreement, dated May 25, 2021, between the Company and Jay Flatley.

99.1	Press Release, dated May 25, 2021.

99.2	Press Release, dated May 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021

DYNAMICS SPECIAL PURPOSE CORP.
By:	/s/ Mark Afrasiabi
Mark Afrasiabi
Chief Financial Officer